AXA PREMIER VIP TRUST

SUPPLEMENT DATED NOVEMBER 13, 2018 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018, as supplemented, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information, related to each Portfolio of the Trust, regarding the Adviser’s organizational structure and the status of the Sell-Down Plan, as described in the Trust’s proxy statement dated September 21, 2018, relating to the Special Meeting of Shareholders of the Trust held on October 25, 2018 (the “Meeting”), and the outcome of the Meeting:

The section of the Prospectus entitled “Management Team – The Adviser” and the section of SAI entitled “Investment Management and Other Services – The Adviser” are amended to include the following information:

AXA S.A. (“AXA”), a French insurance holding company, formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of AXA Equitable Funds Management Group, LLC (“FMG LLC”), the investment adviser to each series of the Trust (the “Portfolios”). On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, FMG LLC — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of the investment advisory agreement between each Portfolio and FMG LLC. To ensure that FMG LLC continues to provide advisory services to the Portfolios without interruption, the Board approved a new advisory agreement for the Portfolios in connection with the Sell-Down Plan. On October 25, 2018, shareholders of each Portfolio approved a new investment advisory agreement, prompted by the Sell-Down Plan, as well as any future advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreement. This means that shareholders may not have another opportunity to vote on a new agreement with FMG LLC even if it undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH.

FMG LLC and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on FMG LLC or any of its affiliates. As a result of the Sell-Down Plan, the names of the Portfolios may change in the future to reflect a change in the name of AXA Equitable Life Insurance Company or FMG LLC. Shareholders will be notified of any change in the name of a Portfolio.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries, including FMG LLC. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; FMG LLC will remain a wholly-owned subsidiary of AXA Equitable Life Insurance Company, which will remain a wholly-owned subsidiary of AEH.

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The purpose of this Supplement is to provide you with information regarding the election of additional Trustees to the Board of Trustees of the Trust.

At a meeting of the Trust’s Governance Committee (“Committee”) held on August 22, 2018, the Committee nominated Michael B. Clement and Kathleen Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees of the Trust. Upon the recommendation of the Committee, the Board of Trustees recommended that shareholders of the Trust vote for the election of Mr. Clement and Ms.Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees.

At a meeting held on October 25, 2018, shareholders of the Trust voted to elect Mr. Clement and Ms. Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees of the Trust.

Effective January 1, 2019, the first table in the section of the SAI entitled “Management of the Trust – The Trustees” is revised to include the following information regarding Michael B. Clement and Kathleen Stephansen.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sell	145
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145

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Effective January 1, 2019, the following information is added to the section of the SAI entitled “Management of the Trust – Qualifications and Experience of the Trustees – Independent Trustees” regarding Michael B. Clement and Kathleen Stephansen.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm.

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